UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIXT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2025, Lixte Biotechnology Holdings, Inc. (the “Company”), held its Annual Meeting. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of five directors, each to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Geordan Pursglove, Jason Sawyer, Dr. Michael Holloway, Lourdes Felix and Guy Primus;

2.	The ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	The approval of the amendment to the 2020 Plan to increase the number of shares of common stock available for issuance thereunder from 2.75 million to 3.5 million.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 3,117,339 of the 5,635,467 shares of the Company’s common stock entitled to vote, were as follows:

1.	The stockholders approved the election of each of the director nominees to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Geordan Pursglove	1,935,249	125,366	1,056,724
Jason Sawyer	1,926,055	134,560	1,056,724
Dr. Michael Holloway	2,014,413	46,202	1,056,724
Lourdes Felix	1,926,094	134,521	1,056,724
Guy Primus	2,014,404	46,211	1,056,724

2.	The stockholders ratified the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,080,890	36,370	79	N/A

3.	The stockholders approved the amendment of the 2020 Plan which required the affirmative vote of the majority of shares of stock present, in person or by proxy, and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
1,984,980	74,134	1500	1,056,724

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Amendment to the Lixte Biotechnology Holdings, Inc. 2020 Stock Incentive Plan (Incorporated by reference to Annex A to Schedule DEF 14A filed with the SEC on October 27,2025).
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 11, 2025	LIXTE BIOTECHNOLOGY HOLDINGS, INC.
(Registrant)

		By:	/s/ Geordan Pursglove
Geordan Pursglove
Chairman of the Board and Chief Executive Officer